EXHIBIT 32.2

Certification of Chief Financial Officer
pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen Anderson, Secretary and Chief Financial Officer of OncoGenex Pharmaceuticals, Inc. (the “Company”), certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that:

(1)           the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2008

/s/ Stephen Anderson
Stephen Anderson
Chief Financial Officer and Secretary